UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2018

KINDER MORGAN CANADA LIMITED
(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation)	000-55864 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Suite 3000, 300 - 5th Avenue S.W.
Calgary, Alberta T2P 5J2
(Address of principal executive offices, including zip code)

403-514-6780
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 29, 2018, Kinder Morgan Canada Limited (the “Company”) held a special meeting (the “Special Meeting”) of the holders (collectively, the “Shareholders”) of the Company’s Restricted Voting Shares and Special Voting Shares, voting together as a single class, to vote on the following proposals (the “Proposals”) identified in the Company’s definitive proxy statement dated October 24, 2018:

•
a special resolution (the “Stated Capital Reduction Resolution”) authorizing and approving a reduction of the stated capital account of the Restricted Voting Shares by an aggregate amount equal to $1.45 billion, for the purposes of (i) effecting a distribution to holders of Restricted Voting Shares by way of a return of capital (the “Return of Capital”), and (ii) providing the Company with additional flexibility to pay dividends in the future if, as and when declared by the board of directors of the Company; and

•
a special resolution (the “Share Consolidation Resolution”) authorizing and approving, subject to the approval of the Stated Capital Reduction Resolution and after the payment of the Return of Capital, the filing of Articles of Amendment to amend the Company’s articles of incorporation to consolidate the issued and outstanding Restricted Voting Shares and Special Voting Shares (collectively, the “Shares”) on the basis of one post-consolidation Share for every three pre-consolidation Shares.

As of the close of business on October 19, 2018, the record date for the meeting, there were 104,588,581 Restricted Voting Shares and 244,061,460 Special Voting Shares issued and outstanding and entitled to vote at the meeting. Shareholders representing 92.79% of the votes entitled to be cast at the meeting were present in person or represented by proxy at the meeting. Each Proposal was approved by the requisite vote of Shareholders. The table below details the voting results for each Proposal:

The Stated Capital Reduction Resolution

Votes For	Votes Against	Votes Abstained	Non Vote
322,887,589	4,397	0	571,948
The Stated Capital Reduction Resolution received the affirmative vote of 99.9986% of the Shares outstanding and entitled to vote thereon.
The Share Consolidation Resolution

Votes For	Votes Against	Votes Abstained	Non Vote
323,458,173	5,761	0	0
The Share Consolidation Resolution received the affirmative vote of 99.9982% of the Shares outstanding and entitled to vote thereon.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN CANADA LIMITED

Dated: December 5, 2018	By:	/s/ Dax A. Sanders
Dax A. Sanders Chief Financial Officer

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